John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 7/31/2021

Fund’s investments
As of 7-31-21 (unaudited)
	Shares	Value
Common stocks 98.7%		$2,670,296,544
(Cost $1,472,033,750)
Communication services 11.3%		305,634,383
Entertainment 3.4%
The Walt Disney Company (A)	516,178	90,857,652
Interactive media and services 7.9%
Alphabet, Inc., Class C (A)	37,767	102,137,830
Facebook, Inc., Class A (A)	316,135	112,638,901
Consumer discretionary 12.4%		335,670,942
Hotels, restaurants and leisure 4.0%
Yum! Brands, Inc.	824,141	108,283,886
Internet and direct marketing retail 5.1%
Amazon.com, Inc. (A)	41,632	138,534,224
Textiles, apparel and luxury goods 3.3%
NIKE, Inc., Class B	530,433	88,852,832
Financials 6.1%		166,150,649
Capital markets 3.2%
MSCI, Inc.	148,204	88,323,656
Consumer finance 2.9%
American Express Company	456,383	77,826,993
Health care 21.5%		582,418,885
Biotechnology 3.0%
Regeneron Pharmaceuticals, Inc. (A)	142,291	81,761,832
Health care equipment and supplies 8.5%
Abbott Laboratories	627,225	75,881,681
Danaher Corp.	314,442	93,543,351
Intuitive Surgical, Inc. (A)	60,758	60,239,127
Health care providers and services 4.9%
UnitedHealth Group, Inc.	322,307	132,861,392
Life sciences tools and services 5.1%
Illumina, Inc. (A)	110,316	54,689,157
Thermo Fisher Scientific, Inc.	154,520	83,442,345
Industrials 5.8%		157,145,284
Professional services 3.2%
IHS Markit, Ltd.	731,632	85,483,883
Road and rail 2.6%
Union Pacific Corp.	327,580	71,661,401
Information technology 33.5%		905,975,321
IT services 11.5%
FleetCor Technologies, Inc. (A)	320,929	82,870,286
PayPal Holdings, Inc. (A)	349,251	96,229,128
Visa, Inc., Class A	537,288	132,382,390
Software 22.0%
Autodesk, Inc. (A)	307,284	98,678,111
Intuit, Inc.	185,269	98,187,012
Microsoft Corp.	443,801	126,443,343
RingCentral, Inc., Class A (A)	253,052	67,633,208
salesforce.com, Inc. (A)	434,659	105,157,052
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Workday, Inc., Class A (A)	419,773	$98,394,791
Materials 5.3%		141,834,025
Chemicals 2.0%
Linde PLC	171,125	52,602,114
Containers and packaging 3.3%
Ball Corp.	1,103,263	89,231,911
Real estate 2.8%		75,467,055
Equity real estate investment trusts 2.8%
Equinix, Inc.	91,987	75,467,055

	Yield (%)	Shares	Value
Short-term investments 1.3%			$33,990,031
(Cost $33,990,031)
Short-term funds 1.3%			33,990,031
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	33,990,031	33,990,031

Total investments (Cost $1,506,023,781) 100.0%	$2,704,286,575
Other assets and liabilities, net 0.0%	2,410
Total net assets 100.0%	$2,704,288,985

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-21.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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